                                                                Exhibit 99.1 (a)


ORANGE COUNTY PROFESSIONAL SERVICES, INC.
(DBA CALIFORNIA PROFESSIONAL SERVICES)
AND AFFILIATED COMPANIES

Combined Consolidated Financial Statements
As of May 31, 2000 and December 31, 1999
Together with Report of Independent Public Accountants

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Owners of
Orange County Professional Services, Inc.
(dba California Professional Services) and Affiliated Companies:

We have audited the accompanying combined consolidated balance sheets of Orange County Professional Services, Inc. (dba California Professional Services) and Affiliated Companies (the "Company") as of May 31, 2000 and December 31, 1999, and the related statements of operations, owners' equity and cash flows for the five months ended May 31, 2000 and the years ended December 31, 1999 and 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Orange County Professional Services, Inc. (dba California Professional Services) and Affiliated Companies as of May 31, 2000 and December 31, 1999, and the results of their operations and their cash flows for the five months ended May 31, 2000 and the years ended December 31, 1999 and 1998, in conformity with accounting principles generally accepted in the United States.


/s/ ARTHUR ANDERSEN LLP

Orange County, California
August 9, 2000

ORANGE COUNTY PROFESSIONAL SERVICES, INC.
(DBA CALIFORNIA PROFESSIONAL SERVICES)
AND AFFILIATED COMPANIES

Combined Consolidated Balance Sheets
May 31, 2000 and December 31, 1999

                                     Assets
                                     ------
                                                                May 31,    December 31,
                                                                 2000         1999
                                                              ----------    ----------
Cash                                                          $  158,492    $        -
Restricted cash                                                        -       147,147
Accounts receivable, net                                       1,033,751     1,137,475
Property and equipment, net                                      117,218       128,271
Notes receivable from owners                                           -        73,756
Prepaid expenses and other assets                                144,084       151,064
Goodwill                                                         333,745       344,508
                                                              ----------    ----------
                                                              $1,787,290    $1,982,221
                                                              ==========    ==========

                         Liabilities and Owners' Equity
                         ------------------------------

Cash overdraft                                                $        -    $  247,225
Accounts payable                                                 212,240       232,948
Trust payables                                                         -       147,147
Accrued liabilities                                              319,500       242,531
Lines of credit                                                  299,391       334,451
Notes payable                                                    515,730       610,991
Notes payable to owners                                          282,164       156,333
Interest payable to owners                                        54,584        47,092
                                                              ----------    ----------
                    Total liabilities                          1,683,609     2,018,718
                                                              ----------    ----------
Commitments and Contingencies

Owners' Equity:
    Common stock, no par value, 226,000 shares authorized,
        17,640 shares issued and outstanding                      30,000        30,000
    Retained deficit                                            (367,254)     (608,053)
    Partners' capital                                            440,935       541,556
                                                              ----------    ----------
                    Total owners' equity                         103,681       (36,497)
                                                              ----------    ----------
                                                              $1,787,290    $1,982,221
                                                              ==========    ==========

The accompanying notes are an integral part of these combined consolidated balance sheets.

ORANGE COUNTY PROFESSIONAL SERVICES, INC.
(DBA CALIFORNIA PROFESSIONAL SERVICES)
AND AFFILIATED COMPANIES

Combined Consolidated Statements of Operations
For the Five Months Ended May 31, 2000 and the Years Ended December 31, 1999 and 1998

                                                            Five Months     Year Ended     Year Ended
                                                           Ended May 31,   December 31,   December 31,
                                                               2000           1999           1998
                                                           ------------    ------------   ------------
Net Revenues                                                 $4,052,777     $9,616,382     $6,489,346

Operating Expenses:
    Salaries, wages and related benefits                      2,987,259      6,551,130      5,179,045
    Selling, general and administrative                         813,425      1,922,306      1,447,974
    Depreciation and amortization                                21,816        103,486         29,179
                                                             ----------     ----------     ----------
                                                              3,822,500      8,576,922      6,656,198
                                                             ----------     ----------     ----------
                    Income (loss) from operations               230,277      1,039,460       (166,852)
                                                             ----------     ----------     ----------
Other Income (Expense):
    Interest income                                                 335          7,663             65
    Interest expense                                            (39,131)       (42,784)      (108,751)
                                                             ----------     ----------     ----------
                                                                (38,796)       (35,121)      (108,686)
                                                             ----------     ----------     ----------
                    Income (loss) before provision for
                        income taxes                            191,481      1,004,339       (275,538)

Provision for Income Taxes                                       11,303         33,507          6,991
                                                             ----------     ----------     ----------
                    Net income (loss)                        $  180,178     $  970,832     $ (282,529)
                                                             ==========     ==========     ==========

The accompanying notes are an integral part of these combined consolidated financial statements.

ORANGE COUNTY PROFESSIONAL SERVICES, INC.
(DBA CALIFORNIA PROFESSIONAL SERVICES)
AND AFFILIATED COMPANIES

Combined Consolidated Statements of Owners' Equity
For the Five Months Ended May 31, 2000 and the Years Ended December 31, 1999 and 1998

                                 Common Stock
                             ---------------------    Retained   Partners'
                                Shares      Amount    Deficit     Capital      Total
                             -------------  -------  ----------  ----------  ----------
Balance,
    December 31, 1997              20,140   $30,000  $(587,313)  $ 297,182   $(260,131)

        Net loss                        -         -    (35,511)   (247,018)   (282,529)

        Dividends paid                  -         -    (19,669)          -     (19,669)
                             ------------   -------  ---------   ---------   ---------
Balance,
    December 31, 1998              20,140    30,000   (642,493)     50,164    (562,329)

    Net income                          -         -    409,440     561,392     970,832

    Stock repurchased              (2,500)        -   (375,000)          -    (375,000)

    Capital distributions               -         -          -     (70,000)    (70,000)
                             ------------   -------  ---------   ---------   ---------
Balance,
    December 31, 1999              17,640    30,000   (608,053)    541,556     (36,497)

    Net income (loss)                   -         -    240,799     (60,621)    180,178

    Capital distributions               -         -          -     (40,000)    (40,000)
                             ------------   -------  ---------   ---------   ---------
Balance, May 31, 2000              17,640   $30,000  $(367,254)  $ 440,935   $ 103,681
                             ============   =======  =========   =========   =========

The accompanying notes are an integral part of these combined consolidated financial statements.

ORANGE COUNTY PROFESSIONAL SERVICES, INC.
(DBA CALIFORNIA PROFESSIONAL SERVICES)
AND AFFILIATED COMPANIES

Combined Consolidated Statements of Cash Flows
For the Five Months Ended May 31, 2000 and the Years Ended December 31, 1999 and 1998

                                                                                 Five Months     Year Ended     Year Ended
                                                                                Ended May 31,   December 31,   December 31,
                                                                                    2000           1999           1998
                                                                                -------------   ------------   ------------
Cash Flows from Operating Activities:
    Net income (loss)                                                               $ 180,178      $ 970,832      $(282,529)
    Adjustments to reconcile net income (loss) to net
       cash provided by operating activities:
            Depreciation and amortization                                              21,816        103,486         29,179
            (Increase) decrease in assets:
                Restricted cash                                                       147,147       (147,147)             -
                Accounts receivable                                                   103,724       (446,289)      (176,046)
                Prepaid expenses and other assets                                       6,980         18,379        (13,340)
                Increase (decrease) in liabilities:
                Accounts payable                                                      (20,708)       (12,898)       194,565
                Trust payables                                                       (147,147)       147,147              -
                Accrued liabilities                                                    84,461         (8,991)       171,365
                                                                                    ---------      ---------      ---------
                    Net cash provided by (used in)
                        operating activities                                          376,451        624,519        (76,806)
                                                                                    ---------      ---------      ---------
Cash Flows from Investing Activities:
    Purchases of property and equipment                                                     -        (74,074)       (48,391)
    Acquisition of Impact, net                                                              -              -       (247,449)
                                                                                    ---------      ---------      ---------
                    Net cash used in investing activities                                   -        (74,074)      (295,840)
                                                                                    ---------      ---------      ---------
Cash Flows from Financing Activities:
    Net borrowings (repayments) on overdraft facility                                (247,225)       221,180         26,045
    Net borrowings (repayments) on line of credit                                     (35,060)       (40,549)       275,000
    Net borrowings (repayments) on notes payable                                      (95,261)      (314,922)        54,880
    Net borrowings (repayments) on owners notes                                       199,587         28,846        (96,064)
    Stock repurchased                                                                       -       (375,000)             -
    Distributions to partners                                                         (40,000)       (70,000)             -
    Dividends paid                                                                          -              -        (19,669)
                                                                                    ---------      ---------      ---------
                    Net cash provided by (used in)
                        financing activities                                         (217,959)      (550,445)       240,192
                                                                                    ---------      ---------      ---------
Net Increase (Decrease) in Cash                                                       158,492              -       (132,454)

Cash, beginning of the period                                                               -              -        132,454
                                                                                    ---------      ---------      ---------
Cash, end of the period                                                             $ 158,492      $       -      $       -
                                                                                    =========      =========      =========

The accompanying notes are an integral part of these combined consolidated financial statements.

                                                                           Five Months     Year Ended     Year Ended
                                                                          Ended May 31,   December 31,   December 31,
                                                                            2000             1999           1998
                                                                         --------------   ------------   ------------
Supplemental Disclosure of Cash Flow Information:

    Cash paid during the period for interest                                  $  31,639      $  41,201      $  98,701
                                                                              =========      =========      =========
    Cash paid during the period for income taxes                              $  32,287      $  10,923      $       -
                                                                              =========      =========      =========

The accompanying notes are an integral part of these combined consolidated financial statements.

ORANGE COUNTY PROFESSIONAL SERVICES, INC.
(DBA CALIFORNIA PROFESSIONAL SERVICES)
AND AFFILIATED COMPANIES

Notes to Financial Statements
May 31, 2000


1.   Organization and Description of Business
     ----------------------------------------

Orange County Professional Services, Inc. (dba California Professional Services) and Affiliated Companies (the "Company") consists of Orange County Professional Services, Inc., a California corporation ("OCPS"), Impact Seminars and Consulting, Inc., a Hawaii corporation and wholly-owned subsidiary of OCPS ("Impact"), RBA Rem-Care, Inc., a California corporation ("RBA"), Insource Medical Solutions, LLC, a California limited liability company ("Insource"), and Hospital Employee Labor Pool, a California corporation ("HELP").

The Company provides collection services, billing services, outsourcing and temporary staffing services, and specialty consulting services primarily to the healthcare industry. The collection services include the recovery of pre-delinquent and delinquent healthcare receivables including early out programs. The billing services include virtually all billing functions for healthcare providers, including electronic bill submission capabilities. The outsourcing and temporary staffing services include providing temporary staffing needs for any business office function of healthcare providers. Available staff includes, among other things, coders, billers, abstractors and collectors. The specialty consulting services include insurance claims management, clinical denial audits, zero balance reviews, and eligibility reviews.

2.   Summary of Significant Accounting Policies
     ------------------------------------------

     a.   Principles of Consolidation and Combination
          -------------------------------------------

     The combined consolidated financial statements include the accounts of the Company. All significant intercompany accounts have been eliminated in consolidation.

     b.   Use of Estimates
          ----------------

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reported periods. Actual results could materially differ from those estimates.

     c.   Fair Value of Financial Instruments
          -----------------------------------

     Fair values of financial instruments are estimated using available market information and other valuation methodologies. The fair values of the Company's financial instruments are estimated to approximate the related book value, unless otherwise indicated.

     d.   Accounts Receivable
          -------------------

     Accounts receivable represent accounts in which the Company provides services for entities primarily in the healthcare industry for a fee. Service fees are reported as income when earned. Servicing costs are charged to expense as incurred.

     e.   Property and Equipment
          ----------------------

     Property and equipment are carried at cost and depreciated using both straight-line and accelerated methods over the estimated useful lives of the assets, which are generally 5 to 7 years.

     Repairs and maintenance are charged to expense as incurred; replacements and betterments are capitalized

     f.   Trust Accounts and Restricted Cash
          ----------------------------------

     The Company maintains trust accounts for the benefit of its customers. Related funds are deposited in trust bank accounts and reflected as a trust liability until such amounts held in trust are remitted to customers. As of May 31, 2000 and December 31, 1999, the trust accounts cash balances were $0 and $147,147, respectively, and are reflected as restricted cash and trust payables in the accompanying combined consolidated balance sheets.

     g.   Income Taxes
          ------------

     The Company consists of five tax filing entities; OCPS, Impact, RBA, Insource and HELP. With the consent of its owners, Insource has elected under the Internal Revenue Code to be a LLC, and the remaining entities have elected to be S corporations. As such, the Company does not pay federal income taxes, and operating income and losses are passed through to the owners. The Company is subject to state income taxes at a rate of 1.5 percent of taxable income or $800, whichever is greater.

3.   Property and Equipment
     ----------------------

     Property and equipment consists of the following:

                                              May 31,   December 31,
                                               2000         1999
                                             --------   -----------
          Machinery and equipment            $171,654     $171,654
          Furniture and fixtures              497,040      497,040
          Leasehold improvements                5,075        5,075
                                             --------     --------
                                              673,769      673,769
           Less--Accumulated depreciation     556,551      545,498
                                             --------     --------
                                             $117,218     $128,271
                                             ========     ========

4.   Lines of Credit
     ---------------

The Company has a line of credit, which permits borrowings up to a maximum of $300,000 at the bank's reference rate plus two percent (11.5 percent at May 31, 2000). The line of credit expires on May 1, 2003. At May 31, 2000 and December 31, 1999, borrowings on the line totaled $199,700 and $234,451, respectively. Borrowings are secured by substantially all the assets of OCPS, including accounts receivable and equipment, as well as guaranteed by a principal owner of OCPS.

The Company has a line of credit, which permits borrowings up to a maximum of $100,000 at a fixed interest rate of 6.85 percent. The line of credit expires on August 10, 2000. At May 31, 2000 and December 31, 1999, borrowings on the line totaled $99,691 and $100,000, respectively. Borrowings are secured by a certificate of deposit provided by the principal owner of RBA.

5.   Notes Payable
     -------------

As of May 31,2000 and December 31, 1999, notes payable consists of the following:

                                                                                               May 31,      December 31,
                                                                                                 2000          1999
                                                                                              ---------     ------------
     Note payable to a bank, interest at the bank's reference rate plus 2.0 percent (11.5 percent at May 31, 2000), payments of
      $4,048 are due in monthly installments through May 2001. The loan is secured by substantially all the assets of Insource,
      including accounts receivable and equipment.                                             $ 45,815      $ 63,500

     Note payable to an individual, interest at 9 percent, payments of $15,112 are due in monthly installments through October 2002.
      Shares of OCPS secure the loan.                                                           392,555       452,050

     Note payable to an individual, interest at 6.5 percent, payments of $3,831 are due in monthly installments through October 2001.
      Shares of Impact secure the loan.                                                          62,060        79,254

     Note payable to an equipment finance company, interest at 10.5 percent, payments of $399 are due in monthly installments through
      February 2003. The loan is secured by the equipment.                                       15,300        16,187
                                                                                              ---------     ---------
                                                                                              $ 515,730     $ 610,991
                                                                                              =========     =========

As of May 31, 2000, maturities of notes payable are as follows:

     Year ending December 31,
      2000                                                                                    $ 140,888
      2001                                                                                      222,051
      2002                                                                                      149,860
      2003                                                                                        2,931
                                                                                              ---------
                                                                                              $ 515,730
                                                                                              =========

6.   Commitments and Contingencies
     -----------------------------

     a. Lessee -- The Company's operations are conducted in facilities leased under non-cancelable operating lease agreements that expire at various dates through 2003. The Company also leases office equipment under operating leases that expire in 2003. Future minimum lease payments, in the aggregate, at May 31, 2000 are as follows:


               Year ending December 31:
                   2000                                $ 109,932
                   2001                                  163,521
                   2002                                  119,134
                   2003                                    4,246
                                                      ----------
                                                      $  396,833
                                                      ==========

     b. Litigation -- As of May 31, 2000, the Company is not involved in any litigation that is material to its financial position or results of operations, although the Company is involved, from time to time, in litigation that is incidental to its collection business. The Company regularly initiates legal proceedings as a plaintiff in connection with its routine collection activities.

7.   Related Party Transactions
     --------------------------

As of May 31, 2000 and December 31, 1999, the Company had notes payable and accrued interest due to two of its owners totaling $336,748 and $203,425. The notes are due upon demand with interest at seven percent. During the five months ended May 31, 2000 and the year ended December 31, 1999, the Company recorded interest expense of $7,492 and $12,161, respectively, related to these notes.

As of December 31, 1999, the Company had notes receivable from two of its owners totaling $73,756. The notes were due upon demand with interest at seven percent. During the year ended December 31, 1999, the Company recorded interest income of $6,525 related to these notes.

8.   Owners' Equity
     --------------

The following is a schedule, by entity, of the components of the Company's owners' equity as of May 31, 2000:

                                                                      OCPS      Impact       RBA      Insource    HELP      Total
                                                                   ----------  ---------  ----------  --------  --------  ----------
Common stock
    shares issued                                                        100         40      12,500          -     5,000     17,640
    shares authorized                                                 25,000      1,000     100,000          -   100,000    226,000
                                                                   =========   ========   =========   ========  ========  =========
Common stock -
    amount                                                         $   7,500   $      -   $  12,500   $      -  $ 10,000  $  30,000

Retained deficit                                                    (794,083)    39,267    (297,589)         -   685,151   (367,254)

Partners' capital                                                          -          -           -    440,935         -    440,935
                                                                   ---------   --------   ---------   --------  --------  ---------
         Owners' equity                                            $(786,583)  $ 39,267   $(285,089)  $440,935  $695,151  $ 103,681
                                                                   =========   ========   =========   ========  ========  =========

The following is a schedule, by entity, of the components of the Company's owners' equity as of December 31, 1999:

                                                                     OCPS       Impact       RBA      Insource    HELP      Total
                                                                   ---------   --------   ---------   --------  --------  ---------
Common stock
    shares issued                                                        100         40      12,500          -     5,000     17,640
    shares authorized                                                 25,000      1,000     100,000          -   100,000    226,000
                                                                   =========   ========   =========   ========  ========  =========
Common stock -
    amount                                                         $   7,500   $      -   $  12,500   $      -  $ 10,000  $  30,000

Retained deficit                                                    (973,634)   (22,426)   (234,940)         -   622,947   (608,053)

Partners' capital                                                          -          -           -    541,556         -    541,556
                                                                   ---------   --------   ---------   --------  --------  ---------
         Owners' equity                                            $(966,134)  $(22,426)  $(222,440)  $541,556  $632,947  $ (36,497)
                                                                   =========   ========   =========   ========  ========  =========

9.   Recent Event
     ------------

On May 30, 2000, the Company entered into agreements to sell (i) all of the outstanding stock of OCPS and its subsidiary, Impact, and (ii) substantially all of the assets of Insource, RBA and HELP, to Cypress Financial Services, Inc. The sales price for these transactions, the consummation of which are subject to certain conditions, is approximately $10,500,000, of which $4,200,000 shall be paid in the form of convertible promissory notes. Once consummated, the Company will be a wholly owned subsidiary of Cypress Financial Services, Inc. Management expects these transactions to close on or around August 14, 2000.